SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 12, 2004


                     American Home Mortgage Investment Corp.
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               (Exact Name of Registrant as Specified in Charter)


            Maryland                  001-31916             20-0103914
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  (State or Other Jurisdiction       (Commission        (I.R.S.  Employer
        of Incorporation)            File Number)       Identification No.)


520 Broadhollow Road, Melville, New York                       11747
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(Address of Principal Executive Offices)                    (Zip Code)


  Registrant's telephone number, including area code:           (516) 949-3900
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                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.     OTHER EVENTS.

                  On February 12, 2004, American Home Mortgage Investment Corp.
            (the "Company") issued a press release announcing the commencement of a proposed offering of 10 million shares of common stock. Additionally, the Company announced the declaration of two special dividends: a dividend of $0.36 per share, payable to stockholders of record as of February 25, 2004, and a subsequent dividend of $0.19 per share, payable to stockholders of record as of March 31, 2004, in lieu of one regular dividend at the end of the quarter. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
            EXHIBITS.

            (c)   Exhibits:

            99.1  Press Release, dated February 12, 2004.


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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the authorized undersigned.

Date:  February 12, 2004               AMERICAN HOME MORTGAGE
                                       INVESTMENT CORP.



                                       By:         /s/ Alan B. Horn
                                          --------------------------------------
                                          Name:    Alan B. Horn
                                          Title:   Executive Vice President
                                                   & General Counsel


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                                  EXHIBIT INDEX
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99.1  Press Release, dated February 12, 2004.